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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 2002 included in American Bank Note Holographics, Inc.'s Form 10-K for the years ended December 31, 2001 and 2000.


                                                     /s/ Arthur Andersen

New York, NY
March 29, 2002